UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

13/14 Penthouse Office, Mannarino Road

Birkirkara, Malta, BKR 9080

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Share Sale and Purchase Agreement

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Esports Entertainment Group, Inc (the “Company”) on May 28, 2021, the Company entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”) with Gameday Group Plc, a limited liability company incorporated in Malta (the “Seller”) whereby, upon meeting certain conditions as described therein, the Company would purchase all of the outstanding share capital, 25,101,200 ordinary shares, of Seller (the “Shares”). The Purchase Price for the Shares originally agreed to was to be an amount corresponding to the aggregate of (i) EUR 16,000,000 (the “Closing Payment”); (ii) subject to certain conditions as outlined in the Purchase Agreement, an amount corresponding to 12% of Net Gaming Revenue (as defined in the Purchase Agreement) for 24 months from the date of the closing of the Purchase Agreement (the “Relevant Period”) and payable by the Purchaser to the Seller on a monthly basis (in respect of Net Gaming Revenue generated during the relevant month during the Relevant Period) (the “Additional Payment”); and (iii) subject to certain conditions as outlined in the Purchase Agreement, shares of the Company’s common stock to be allotted and issued to the Seller by the second year anniversary of the Closing Date, representing an aggregate value of the USD Currency Equivalent of EUR 7,600,000 or such lower amount as may be applicable in accordance with the Purchase Agreement (the “Share Consideration”, and together with the Closing Payment and the Additional Payment, the “Purchase Price”).

On July 13, 2021, the Company and the Seller entered into an Amendment Agreement (the “Amendment”) with respect to the Purchase Agreement, pursuant to which the Seller and the Company agreed to amended the Purchase Agreement, specifically the Purchase Price, as follows: (i) the Company agreed to make a payment of EUR 12,000,000 (the “First Payment”) to the Seller by no later than July 13, 2021 (the “First Payment Date”) and a payment of EUR 4,000,000 (the “Second Payment”) to the Seller by no later than October 1, 2021 (the “Second Payment Date”); (ii) the Company agreed to pay Seller an additional EUR 1,000,000 on the First Payment Date, representing a refund to the Seller of an equivalent amount that the Seller has deposited with the Spanish Gaming Authority (DGOJ) as a guarantee for regulatory purposes (the “Spanish Deposit Amount”). Further, the Additional Payment, shall be increased from 12% of the Net Gaming Revenue during Relevant Period, effective July 1 2021, to 15% of Net Gaming Revenue until receipt of the Second Payment, following which it shall be reduced to 12% of Net Gaming Revenue for the remainder of the Relevant Period.

The Additional Payment shall be reduced to 10% of Net Gaming Revenue in respect of any relevant jurisdiction where the Company has not yet acquired the relevant B2C online gambling license for a three month period beginning July 31, 2021 but shall increase to 12% for the remainder of the Relevant Period once the relevant license has been acquired by the Company.

On July 13, 2021, the Company and the Seller entered into that certain Pledge of Shares Agreement (the “Pledge Agreement”), whereby the Company agreed to pledge the Shares in favor of the Seller (the “Pledge”) as security for the Company’s obligation to make the Second Payment by no later than the Second Payment Date, including any and all fees and/or expenses which the Seller may incur in the protection or enforcement of its respective rights under the Purchase Agreement (the “Secured Obligations”). The Pledge will be released by the Seller upon receipt by the Seller of the Second Payment. The Pledge Agreement constitutes a continuing security for the due and punctual performance of all the Secured Obligations.

The Pledge Agreement contains customary representations, warranties and covenants, and other terms and conditions.

The foregoing description of the Amendment and the Pledge Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment and the Pledge Agreement, a copy of which is filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “8-K”) and are incorporated herein by reference.

Side Letter

As previously disclosed in the Current Report on Form 8-K filed with the SEC by the Company on June 1, 2021, the Company entered into that certain Securities Purchase Agreement, dated as of May 27, 2021, with each purchaser identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”) pursuant to which the Purchaser was issued a Senior Convertible Note, in the initial principal amount of $35,000,000.00 (the “Note”). On July 13, 2021, the Purchaser, consented to the Pledge, waived the provisions of Section 14(c) of the Note prohibiting the Pledge, and agreed that the lien represented by the Pledge shall constitute a “Permitted Lien” for purposes of Section 31(uu) of the Note.

The foregoing description of the Side Letter and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Side Letter, a copy of which is filed as Exhibit 10.3 to this 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The relevant information included in Item 1.01 of this Current Report related to the Purchase Agreement and Amendment are also incorporated by reference into this Item 2.01.

On July 13, 2021, the Company and Seller, having met all conditions precedent in the Amendment consummated the closing for the Shares (the “Closing”). Pursuant to the Amendment, as consideration for the Shares, the Company paid the Seller EUR 12,000,000 at the Closing with the Second Payment and Additional Consideration to follow in accordance with the Amendment.

Item 8.01 Other Events.

On July 14, 2021, the Company issued a press release announcing the Closing of Bethard. A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this 8-K no later than 71 days after the date that this initial 8-K is due.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this 8-K no later than 71 days after the date that this initial 8-K is due.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Amendment Agreement, dated July 13, 2021, between the Company and Gameday Group Plc.
10.2	Form of Pledge of Shares Agreement, dated July 13, 2021, between Esports Entertainment Group, Inc., Gameday Group Plc., and Prozone Limited.
10.3	Form of Side Letter dated July 13, 2021
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: July 15, 2021	By:	/s/ Grant Johnson
	Name:	Grant Johnson
	Title:	Chief Executive Officer